                                                                    Exhibit 10.7


                            SYMPHONIX DEVICES, INC.



                           SERIES D PREFERRED STOCK
                              PURCHASE AGREEMENT



                                 JUNE 11, 1997

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
SECTION 1  Authorization and Sale of the Shares...................     -1-
           ------------------------------------
     1.1   Authorization..........................................     -1-
           -------------
     1.2   Sale and Purchase of the Shares........................     -1-
           -------------------------------
     1.3   Purchases and Sales Subsequent to the Closing..........     -1-
           --------------------------------------------

SECTION 2  Closing Date; Delivery.................................     -2-
           ----------------------
     2.1   Closing Date...........................................     -2-
           ------------
     2.2   Closing................................................     -2-
           -------

SECTION 3  Representations of the Company.........................     -2-
           ------------------------------
     3.1   Organization and Standing..............................     -2-
           -------------------------
     3.2   Corporate Power........................................     -3-
           ---------------
     3.3   Capitalization.........................................     -3-
           --------------
     3.4   Authorization..........................................     -4-
           -------------
     3.5   Absence of Changes.....................................     -4-
           ------------------
     3.6   Title to Properties and Assets; Liens, etc.............     -5-
           ------------------------------------------
     3.7   Financial Statements...................................     -5-
           --------------------
     3.8   Patents, Trademarks, and Trade Secrets.................     -5-
           --------------------------------------
     3.9   Compliance with Other Instruments, None Burdensome, etc     -6-
           -------------------------------------------------------
     3.10  Litigation, etc........................................     -6-
           ---------------
     3.11  Registration Rights....................................     -7-
           -------------------
     3.12  Governmental Consent, etc..............................     -7-
           -------------------------
     3.13  Offering...............................................     -7-
           --------
     3.14  Disclosure.............................................     -7-
           ----------
     3.15  No Conflicting Agreements..............................     -7-
           -------------------------
     3.16  Contracts and Other Commitments........................     -7-
           -------------------------------
     3.17  Subsidiaries...........................................     -8-
           ------------
     3.18  Manufacturing Rights...................................     -8-
           --------------------
     3.19  Transactions with Principals...........................     -8-
           ----------------------------
     3.20  Insurance..............................................     -8-
           ---------
     3.21  Employees..............................................     -9-
           ---------
     3.22  Voting Agreement.......................................     -9-
           ----------------
     3.23  Permits................................................     -9-
           -------
     3.24  Environmental and Safety Laws..........................     -9-
           -----------------------------
     3.25  Tax Returns, Payments and Elections....................     -9-
           -----------------------------------
     3.26  Section 83(b) Elections................................     -9-
           -----------------------
     3.27  Qualified Small Business Stock.........................    -10-
           ------------------------------

SECTION 4  Investment Representations.............................    -10-
           --------------------------
     4.1   Authorization..........................................    -10-
           -------------

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                      PAGE
                                                                      ----
     4.2   Experience.............................................    -10-
           ----------
     4.3   Investment.............................................    -10-
           ----------
     4.4   Rule 144 and Rule 144A.................................    -11-
           ----------------------
     4.5   No Public Market.......................................    -11-
           ----------------
     4.6   Access to Data.........................................    -11-
           --------------

SECTION 5  Conditions to Investors' Obligations at the Closing....    -11-
           ---------------------------------------------------
     5.1   Representations and Warranties Correct.................    -11-
           --------------------------------------
     5.2   Covenants..............................................    -11-
           ---------
     5.3   Opinion of Company's Counsel...........................    -11-
           ----------------------------
     5.4   Election of Directors..................................    -12-
           ---------------------
     5.5   Investors Rights Agreement.............................    -12-
           --------------------------
     5.6   Articles...............................................    -12-
           --------
     5.7   Compliance Certificate.................................    -12-
           ----------------------
     5.8   Proceedings and Documents..............................    -12-
           -------------------------

SECTION 6  Conditions to Company's Obligations at Closing.........    -12-
           ----------------------------------------------
     6.1   Representations Correct................................    -12-
           -----------------------
     6.2   Qualifications, Legal Investment.......................    -12-
           --------------------------------
     6.3   Minimum Investment.....................................    -12-
           ------------------
     6.4   Covenants..............................................    -13-
           ---------
     6.5   Articles...............................................    -13-
           --------

SECTION 7  Affirmative Covenants of the Company...................    -13-
           ------------------------------------
     7.1   Employee Agreements....................................    -13-
           -------------------
     7.2   Key Man Life Insurance.................................    -13-
           ----------------------
     7.3   Preservation of Small Business Stock Status............    -13-
           -------------------------------------------
     7.4   Termination of Covenants...............................    -14-
           ------------------------

SECTION 8  Certain Covenants......................................    -14-
           -----------------
     8.1   First Negotiation Right................................    -14-
           -----------------------
     8.2   Observer Rights........................................    -14-
           ---------------
     8.3   Publicity..............................................    -15-
           ---------

SECTION 9  Miscellaneous..........................................    -15-
           -------------
     9.1   Governing Law..........................................    -15-
           -------------
     9.2   Survival...............................................    -15-
           --------
     9.3   Successors and Assigns.................................    -16-
           ----------------------
     9.4   Entire Agreement; Amendment............................    -15-
           ---------------------------
     9.5   Effect of Amendment or Waiver..........................    -16-
           -----------------------------

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                      PAGE
                                                                      ----
     9.6   Rights of Investors....................................    -16-
           -------------------
     9.7   Exculpation Among Investors............................    -16-
           ---------------------------
     9.8   Notices, etc...........................................    -16-
           ------------
     9.9   Delays or Omissions....................................    -16-
           -------------------
     9.10  California Corporate Securities Law....................    -17-
           -----------------------------------
     9.11  Expenses...............................................    -17-
           --------
     9.12  Counterparts...........................................    -17-
           ------------
     9.13  Severability...........................................    -17-
           ------------


Exhibits

Exhibit A  -  Schedule of Investors

Exhibit B  -  Restated Certificate of Incorporation

Exhibit C  -  Restated Investors Rights Agreement

Exhibit D  -  Schedule of Exceptions

                            SYMPHONIX DEVICES, INC.

                           Series D Preferred Stock
                              Purchase Agreement

     This Agreement is made as of June 11, 1997 by and among Symphonix Devices, Inc., a California corporation (the "Company"), and the persons and entities listed on the "Schedule of Investors" attached hereto as Exhibit A (the "Investors").

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

                                   SECTION 1

                     Authorization and Sale of the Shares
                     ------------------------------------

     1.1   Authorization.  The Company has, or before the Closing (as
           -------------
hereinafter defined) will have, authorized the sale and issuance of one million two hundred fifty thousand (1,250,000) shares of its Series D Preferred Stock (the "Shares") having the rights, restrictions, privileges and preferences set forth in the Restated Articles of Incorporation of the Company attached hereto as Exhibit B (the "Articles"). The Company has, or before the Closing will have, adopted and filed the Articles with the Secretary of State of the State of California.

     1.2   Sale and Purchase of the Shares.  Subject to the terms and conditions
           -------------------------------
hereof and in reliance upon the representations and agreements contained herein, at the Closing the Company will issue and sell to each Investor and each Investor, severally and not jointly, will purchase from the Company, the number of Shares set forth opposite the Investor's name in the column entitled "Shares" on the Schedule of Investors at a purchase price of eight dollars ($8.00) per Share.

     1.3   Purchases and Sales Subsequent to the Closing.  If less than all of
           ---------------------------------------------
the authorized number of Shares are sold at the closing, then, subject to the terms and conditions of this Agreement, the Company may sell, on or before the thirtieth (30th) day after the date hereof, up to the balance of the authorized but unissued Shares to such persons or entities (the "Subsequent Investors") as the Company may determine at the same price per share as the Shares purchased and sold at the Closing. Any such sale shall be upon the same terms and conditions as those contained herein, may occur on one or more occasions, and the Subsequent Investors shall become parties to this Agreement and that certain Restated Investors Rights Agreement dated as of the date hereof, by and among the Company and the Investors, the form of which is attached hereto as Exhibit C
(the "Investors Rights Agreement").   Such persons or entities may become
parties to such agreements (i)(a) by executing copies of such agreements which, as of the date hereof, provide for execution by them or (b) by appending additional signature pages to such agreements containing their signatures and
(ii) by
appending additional pages to or revising the Exhibit A of each such agreement appropriately, and the Company is authorized to effect any of such alternatives on one or more occasions without the further consent of the Investors, provided, however, that (i) those persons designated in the Schedule of Investors who do not purchase the Shares set forth opposite their respective names shall be entitled to and the Company shall sell to them, upon receipt of the requisite consideration and signature pages and upon the Company's satisfaction that the issuance to such persons is in compliance with federal and state securities laws, the amount of Shares set forth opposite their respective names (and such purchases and sales shall not be deemed separate Closings hereunder) and (ii) the Shares reserved for any persons designated in the Schedule of Investors at the time of execution of this Agreement may not be allocated to any other person without the consent of Investors holding a majority of the then outstanding Shares. In the event that there is more than one Closing, the term "Closing" shall apply to each such Closing unless otherwise specified. At any Closing after the first Closing, to satisfy the conditions set forth in Section 5 hereof, the Company shall only be required to satisfy the conditions set forth in Sections 5.1, 5.2 and 5.8 thereof. A bring-down of the opinion of counsel referred to in Section 5.3 shall also be provided at any such Closing.


                                   SECTION 2

                            Closing Date; Delivery
                            ----------------------

     2.1   Closing Date.  The closing for the purchase and sale of the Shares
           ------------
hereunder (the "Closing") shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, on June 11, 1997, at 10:00 a.m. or at such other time and place as the Company and a majority in interest of the Investors mutually agree upon (the "Closing Date").

     2.2   Closing.  At the Closing, the Company will deliver to each Investor a
           -------
certificate representing the number of Shares to be purchased by such Investor, each as set forth in the Schedule of Investors, against payment of the purchase price therefor by cancellation of indebtedness, check payable to the order of the Company, wire transfer or any combination of the foregoing in the amounts specified in the Schedule of Investors.


                                   SECTION 3

                        Representations of the Company
                        ------------------------------

     Subject to and except as disclosed by the Company in the Schedule of Exceptions attached hereto as Exhibit D, the Company hereby represents to each Investor as follows:

     3.1   Organization and Standing.  The Company is a corporation duly
           -------------------------
organized, validly existing, and in good standing under the laws of the State of California. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a material adverse effect on the Company's business. The Company has made available to special counsel for the Investors copies of its Articles of Incorporation, Bylaws, and minute books. Said copies are true, correct and complete and contain all amendments through the date of this Agreement.

     3.2   Corporate Power.  The Company has all requisite legal and corporate
           ---------------
power to execute and deliver this Agreement and any other agreement contemplated hereby, to sell and issue the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement and any other agreement contemplated hereby.

     3.3   Capitalization.  The authorized capital stock of the Company consists
           --------------
of twenty million (20,000,000) shares of Common Stock (the "Common Stock"), of which three million three hundred fifteen thousand five hundred sixty-one (3,315,561) shares are issued and outstanding, and nine million seven hundred fifty thousand (9,750,000) shares of Preferred Stock, of which five million four hundred sixty-three thousand (5,463,000) shares designated Series A Preferred Stock, one million three hundred seventy-eight thousand five hundred (1,378,500) shares designated Series B Preferred Stock, one million one hundred sixty two thousand four hundred fifty one (1,162,451) shares designated Series C Preferred Stock, and four hundred forty thousand six hundred eighty (440,680) shares designated Series D Preferred Stock are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. Five million five hundred thousand (5,500,000) shares of the Preferred Stock have been designated "Series A Preferred Stock," one million five hundred thousand (1,500,000) shares of the Preferred Stock have been designated "Series B Preferred Stock," one million five hundred thousand (1,500,000) shares of the Preferred Stock have been designated "Series C Preferred Stock" and one million two hundred fifty thousand (1,250,000) shares have been designated "Series D Preferred Stock." The rights, restrictions, privileges and preferences of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock are as stated in the Articles. The Company by appropriate action by the Board of Directors has reserved (or shall have reserved prior to the Closing) nine million seven hundred fifty thousand (9,750,000) shares of Common Stock for issuance upon conversion of the Preferred Stock. Two million two hundred thirty-five thousand (2,235,000) shares of Common Stock have been duly reserved under the Company's 1994 Stock Option Plan, and options exercisable for seven hundred ninty-five thousand three hundred sixty-two (795,362) shares of Common Stock are issued and outstanding, and warrants exercisable for 37,000 and 9,250 shares of Series A Preferred Stock and Series B Preferred Stock, respectively, are issued and outstanding.

     Except as set forth above and in the Investors Rights Agreement, there are no preemptive or other outstanding rights, options, warrants, conversion rights, understandings or agreements for the purchase or acquisition from the Company of any shares of its capital stock or other securities of the Company. To the best of the Company's knowledge, there are not any agreements, understandings or arrangements among the shareholders relating to the transfer of outstanding capital stock of the Company. All of the outstanding shares of Common Stock have been duly and validly issued in compliance with federal and state securities laws. Set forth in Section 3.3 of the Schedule of

Exceptions is an accurate list of the holders of the Company's outstanding Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

     3.4   Authorization.  All corporate action on the part of the Company, its
           -------------
directors and shareholders necessary for the sale and issuance of the Shares, the Common Stock issuable upon conversion of the Shares (the Common Stock issuable upon conversion of the Shares being referred to herein as the "Underlying Stock") and the performance of the Company's obligations hereunder and under each of the other Agreements contemplated hereby and the reservation of the Underlying Stock has been taken or will be taken prior to the Closing. This Agreement and the other agreements contemplated hereby are valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to general equity principles and to limitations on the availability of equitable relief, including specific performance. The Shares and the Underlying Stock, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and the Underlying Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

     3.5   Absence of Changes.
           ------------------

          Since March 31, 1997, there has not been:

          (a) Any change in the assets, liabilities, financial condition or operations of the Company except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse;

          (b) Any change (individually or in the aggregate), except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (c) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

          (d) Any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

          (e) Any loans made by the Company to its employees, officers or directors other than travel advances made in the ordinary course of business;

          (f) Any changes in the compensation of the Company's employees, officers or directors;

          (g) Any declaration or payment of any dividend or other distribution of the assets of the Company;

          (h) Any agreement obligating the Company to make payments that could exceed twenty five thousand dollars ($25,000) in any fiscal year;

          (i) To the best knowledge of the Company, any other event or condition of any character which has materially and adversely affected the Company's business or prospects; or

          (j) Any agreement or commitment by the Company to do any of the things described in this Section 3.5.

     3.6   Title to Properties and Assets; Liens, etc.  The Company has good and
           ------------------------------------------
marketable title to all of its properties and assets, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

     3.7   Financial Statements.  The Company has delivered to each Investor,
           --------------------
its audited balance sheet and income statement for the fiscal year ended December 31, 1996 and unaudited balance sheet and income statement for the period ended March 31, 1997 (collectively the "Financial Statements"). The Financial Statements, together with the notes thereto, (i) are complete and correct in all material respects, (ii) are in accordance with the Company's books and records, (iii) present fairly its financial position as of that date and the results of its operations for the period indicated, and (iv) have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods indicated, subject in the case of interim statements to normal year end adjustments and the absence of footnotes. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.8   Patents, Trademarks, and Trade Secrets.  There are no pending or, to
           --------------------------------------
the best of the Company's knowledge, threatened claims against the Company alleging that the Company's business, as conducted or as proposed to be conducted, infringes or conflicts with the rights of others under patents, service marks, trade names, trademarks, copyrights, trade secrets or other proprietary rights. The Company's business as now conducted and as proposed to be conducted in the Business
Plan (as hereinafter defined) does not and will not infringe or conflict with the rights of others, including rights under patents, service marks, trade names, trademarks, copyrights, trade secrets and other proprietary rights. The Company owns or possesses sufficient legal rights to all the patents, copyrights, trademarks, trade names, service marks, trade secrets and other rights necessary for the operation of its business as now conducted and as proposed to be conducted without conflict or infringement against the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, (trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. To the best of the Company's knowledge, no employee or consultant of the Company owns any rights in patents, trademarks, trade names, processes, data or know-how directly or indirectly competitive with those owned or to be used by the Company or derived from or in connection with the conduct of the Company's business. The Company is not aware of any violation or infringement by a third party of any of the Company's patents, licenses, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights. The Company has taken and will take reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets useful in the conduct of its business. The Company does not believe it is or will be necessary to use any proprietary information of any of its employees or consultants (or persons it intends to hire or retain) made prior to their employment by, or consultation with, the Company.

     3.9   Compliance with Other Instruments, None Burdensome, etc.  The Company
           -------------------------------------------------------
is not in violation of any term of its Articles or Bylaws, or of any term contained in any instrument or contract to which it is a party the damages arising from which would have a liquidated value exceeding five thousand dollars ($5,000), and, to the best of its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company. No event or failure of performance has occurred which, with the passage of time or the giving of notice or both, would constitute such a violation. Neither the execution, delivery and performance of this Agreement nor any other agreement contemplated hereby, nor the issuance of the Shares or the Underlying Stock, will result in any such violation or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default, nor any such term, which materially and adversely affects the business of the Company as presently conducted or as proposed to be conducted or any of its properties or assets. To the best of the Company's knowledge, no other party is in material default of any such instrument or contract.

     3.10  Litigation, etc.  There is no action, suit, proceeding or
           ---------------
investigation pending or currently threatened against the Company, nor, to the best of its knowledge, is there any basis therefor. The foregoing includes any action, suit, proceeding or investigation, pending or threatened, which questions the validity of this Agreement or any other agreement contemplated hereby or the right of the Company to enter into such agreements, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financial or otherwise, and also includes any litigation pending or threatened, (or any basis therefor known to the Company), against the Company, by reason of the past employment or consulting relationships of any employee, officer or consultant of the Company, the activities or proposed activities of the Company, or negotiations by the Company with possible backers of, or investors in, the Company or its proposed business. No action, suit, proceeding or investigation is pending or threatened by the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgement or decree of any court or governmental agency or instrumentality.

     3.11  Registration Rights.  Except as set forth in the Investors Rights
           -------------------
Agreement, the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

     3.12  Governmental Consent, etc.  No consent, approval or authorization
           -------------------------
of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement and any other agreement contemplated hereby, or the offer, sale or issuance of the Shares or the Underlying Stock except (i) the filing of the Articles with the Secretary of State of the State of California which filing will have been made and be effective on the Closing Date, and (ii) the filing of a Notice with the California Commissioner of Corporations pursuant to Section 25102(f) of the California Corporations Code within 15 days of the Closing covering the sale of the Shares, which filing shall be promptly made.

     3.13  Offering.  Based in part on the representations of the Investors set
           --------
forth in Section 4 hereof, the offer, sale and issuance of the Shares and the Underlying Stock in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

     3.14  Disclosure.  The Company has fully provided each Investor with all
           ----------
the information which such Investor has requested for deciding whether to purchase the Series D Preferred Stock and all information which the Company believes is reasonably necessary to enable such Investor to make such decision. No representation or warranty by the Company contained in this Agreement or any other agreement contemplated hereby, nor any other statement or certificate furnished or to be furnished to the Investors pursuant hereto or in connection with the transactions contemplated hereby by the Company (when read together) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances under which they were made; except that no representation is made with respect to projections delivered to the Investors, other than that the Company represents that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections.

     3.15  No Conflicting Agreements.  To the best of the Company's knowledge,
           -------------------------
no employee of the Company is, or will be in connection with the proposed operations of the Company, in violation of any term of any employment contract, proprietary information and inventions agreement, or any other contract or agreement relating to the relationship of any such employee with the Company or any previous employer. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

     3.16  Contracts and Other Commitments. The Company does not have any
           -------------------------------
contract, agreement, lease, or other commitment, written or oral, absolute or contingent, other than contracts for the purchase of supplies and services that were entered into in the ordinary and usual course of business and that do not involve more than twenty five thousand ($25,000), or do not extend for more than one year beyond the date hereof. For the purpose of this section, employment and consulting contracts, contracts with labor unions, license agreements, agreements with employees, directors or affiliates of employees or directors and any other agreements relative to the Company's technology, shall not be considered to be contracts entered into in the ordinary and usual course of business. For the purposes of the foregoing, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts set forth above. The Company has not engaged in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or
(iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

     3.17  Subsidiaries.  The Company does not presently own or control,
           ------------
directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity.

     3.18  Manufacturing Rights.  The Company has not granted rights to
           --------------------
manufacture, produce, assemble, license or sell its products to any other person and is not bound by any agreement which affects the Company's exclusive right to manufacture, assemble or sell its products.

     3.19  Transactions with Principals. No employee, shareholder, officer or
           ----------------------------
director of the Company is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock (not to exceed 3% of the outstanding voting securities of any such entity) in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

     3.20  Insurance.  The Company has insurance with financially sound and
           ---------
reputable insurers, with respect to its properties that are of a character customarily insured by entities engaged in the same or a similar business similarly situated, against loss or damage of the kinds customarily insured against by such entities, which insurance is of such types (including public liability insurance) as are customarily carried under similar circumstances by such other entities.

     3.21  Employees.  The Company has no employment contract with any officer
           ---------
or employee or any other consultant or person which is not terminable by it at will without liability, except as the Company's right to terminate its employees at will may be limited by applicable law. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The Company has no deferred compensation, pension, health, profit sharing, bonus, stock purchase, stock option, hospitalization, insurance, severance or any other employee benefit or welfare benefit plan or obligation covering any of its officers or employees. There are no controversies or labor trouble or union organization activities pending or, to the knowledge of the Company, threatened, between it and its employees. None of the Company's employees belongs to any union or collective bargaining unit. All employees of the Company have signed proprietary information agreements with the Company prior to or at the commencement of their employment in substantially the form attached as Exhibit F to the Company's Series A Preferred Stock Purchase Agreement dated July 27, 1994. To the best of its knowledge, the Company has complied with all applicable state and federal equal employment opportunity and other laws related to employment.

     3.22  Voting Agreement.  Except as set forth in the Articles and the
           ----------------
Shareholders Agreement dated May 23, 1996 among the Company and certain holders of the Company's Common Stock and Series A, Series B, and Series C Preferred Stock (the "Shareholders Agreement"), the Company has no agreement, obligation or commitment with respect to the election of any individual or individuals to the Board of Directors, and to the best of the Company's knowledge, except as set forth in the Shareholders Agreement, there is no voting agreement or other arrangement among its shareholders with respect to the election of any individual or individuals to the Board of Directors.

     3.23  Permits.  The Company has all franchises, permits, licenses, and any
           -------
similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

     3.24  Environmental and Safety Laws.  To the best of its knowledge, the
           -----------------------------
Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

     3.25  Tax Returns, Payments and Elections.  The Company has filed all tax
           -----------------------------------
returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

     3.26  Section 83(b) Elections.  To the best of the Company's knowledge,
           -----------------------
all elections and notices required by Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws have been timely filed by all individuals who have purchased shares of the Company's Common Stock.

     3.27  Qualified Small Business Stock.
           ------------------------------

          (a) As of and immediately following the Closing Date, the Shares will meet each of the requirements for qualification as "qualified small business stock" set forth in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code"), including without limitation the following: (i) the Company will be a domestic C corporation, (ii) the Company will not have made any purchases of its own stock described in Code Section 1202(c)(3)(B) during the one-year period preceding the Closing, and (iii) the Company's (and any predecessor's) aggregate gross assets, as defined by Code Section 1202(d)(2), at no time between August 10, 1993 and through the Closing Date have exceeded or will exceed $50 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code Section 1202(d)(3).

          (b) As of the Closing Date, at least 80% (by value) of the assets of the Company are used by it in the active conduct of one or more qualified trades or businesses, as defined by Code Section 1202(e)(3), and the Company is an eligible corporation, as defined by Code Section 1202(e)(4).


                                   SECTION 4

                          Investment Representations
                          --------------------------

     Each Investor hereby represents and warrants only to the Company with respect to this purchase as follows:

     4.1   Authorization.  The Investor has all the requisite power and is duly
           -------------
authorized to execute and deliver this agreement and each other agreement contemplated hereby and has taken all necessary action to consummate the transactions contemplated hereby and thereby. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by the Investor and constitute valid and binding obligations of the Investor, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to general equity principles and to limitations on the availability of equitable relief, including specific performance.

     4.2   Experience.  The Investor is experienced in evaluating and investing
           ----------
in high technology companies such as the Company and is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

     4.3   Investment.  The Investor is acquiring the Shares for investment for
           ----------
its own account and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing the Shares or the Underlying Stock. The Investor understands that the Shares and the Underlying Stock to be purchased by it have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

     4.4   Rule 144 and Rule 144A.  The Investor acknowledges that, because they
           ----------------------
have not been registered under the Securities Act, the Shares and the Underlying Stock being purchased by the Investor must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 and Rule 144A promulgated under the Securities Act, which rules permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

     4.5   No Public Market.  The Investor understands that no public market now
           ----------------
exists for any of the securities issued by the Company and that it is uncertain whether a public market will ever exist for the Shares or the Underlying Stock.

     4.6   Access to Data.  The Investor has received and reviewed such
           --------------
information that such Investor deemed necessary to make an informed decision concerning the purchase of the Shares and has had an opportunity to discuss the Company's business, management and financial affairs with its management and to obtain any additional information necessary to verify the accuracy of the information given to such Investor. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investors to rely thereon.


                                   SECTION 5

              Conditions to Investors' Obligations at the Closing
              ---------------------------------------------------

     The Investors' obligations to purchase the Shares at the Closing are subject to the fulfillment on or prior to the Closing Date of all of the conditions set forth below in this Section 5 to the extent not waived by each Investor.

     5.1   Representations and Warranties Correct.  The representations and
           --------------------------------------
warranties made in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

     5.2   Covenants.  All covenants, agreements and conditions contained in
           ---------
this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

     5.3   Opinion of Company's Counsel.  At the Closing the Investors shall
           ----------------------------
have received from Wilson Sonsini Goodrich & Rosati, counsel to the Company, an opinion in form and substance satisfactory to them.

     5.4   Election of Directors.  The members of the Board of Directors as of
           ---------------------
the Closing shall be Harry Robbins, Geoffrey Ball, Michael Levinthal, Petri Vainio, B.J. Cassin and Terry Gould.

     5.5   Investors Rights Agreement.  The Company and the Investors shall have
           --------------------------
entered into the Investors Rights Agreement attached hereto as Exhibit C.

     5.6   Articles.  The Articles attached hereto as Exhibit B shall have been
           --------
filed with the Secretary of State of the State of California.

     5.7   Compliance Certificate.  The Company shall have delivered to the
           ----------------------
Investors a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

     5.8   Proceedings and Documents.  All corporate and other proceedings in
           -------------------------
connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors and their special counsel, and the Investors and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.


                                   SECTION 6

                Conditions to Company's Obligations at Closing
                ----------------------------------------------

     The Company's obligation to sell the Shares at the Closing is subject to the fulfillment of the following conditions to the extent not waived by the
Company:

     6.1   Representations Correct.  The representations made by the Investors
           -----------------------
in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

     6.2   Qualifications, Legal Investment.  All authorizations, approvals, or
           --------------------------------
permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares or the proposed issuance of the Underlying Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the Securities and Exchange Commission, the California Commissioner of

Corporations, or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares and the Warrants and the proposed issuance of the Underlying Stock shall be legally permitted by all laws and regulations to which the Investors and the Company are subject.

     6.3   Minimum Investment.  The Investors shall purchase Shares with an
           ------------------
aggregate purchase price of at least $6,000,000.

     6.4   Covenants.  All covenants, agreements and conditions contained in
           ---------
this Agreement to be performed by the Investors on or prior to the Closing Date shall have been performed or complied with in all respects.

     6.5   Articles.  The Articles in the form of Exhibit B shall have been
           --------
filed with the Secretary of State of the State of California.


                                   SECTION 7

                     Affirmative Covenants of the Company
                     ------------------------------------

     The Company hereby covenants and agrees as follows:

     7.1   Employee Agreements.  All future technical and other key employees
           -------------------
and consultants of the Company shall be required to execute a proprietary information agreement substantially in the form attached as Exhibit F to the Company's Series A Preferred Stock Purchase Agreement dated July 27, 1994, with such amendments thereto or deviations therefrom as the Board of Directors may from time to time deem appropriate. All current and future employees, officers and consultants of the Company who shall, subsequent to the Closing Date, purchase or receive options to purchase shares of the Company's Common Stock shall (unless the Board of Directors shall direct otherwise) be required to execute stock purchase or option agreements providing for vesting of shares no less restrictive than as follows: one-eighth of the total number of shares subject to such an agreement six months after the date of employment and one forty-eighth of the total number of shares subject to such an agreement each month thereafter. Upon the termination of an employee, officer or consultant, with or without cause, the Company or its assignee will (unless the Board of Directors shall direct otherwise) have the option to repurchase the unvested portion of such shares held by the employee, officer or consultant at cost. Such stock purchase or option agreements shall (unless the Board of Directors shall direct otherwise) also provide for (i) no transfers prior to vesting, (ii) a right of first refusal on any vested shares terminating not prior to the initial public offering of the Company's securities and (iii) a "lock-up" provision of at least 180 days after the initial public offering of the Company's securities.

     7.2   Key Man Life Insurance.  The Company will maintain, with financially
           ----------------------
sound and reputable insurers, a term life insurance policy on the life of Harry
S. Robbins in the amount of $1,000,000. Such policy shall be owned by the Company and all benefits thereunder shall be payable to the Company.

     7.3   Preservation of Small Business Stock Status.  After the Closing Date,
           -------------------------------------------
the Company shall not (a) make any purchases of its stock during the one year period following the Closing Date having an aggregate value exceeding 5% of the aggregate value of all of the Company's stock, (b) fail to use at least 80% (by value) of its assets in the active conduct of one or more qualified trades or businesses for substantially all of the five-year period following the Closing Date, or (c) cease to be a C corporation which is an eligible corporation, as defined by Code Section 1202(e)(4).

     7.4   Termination of Covenants.  The covenants of the Company set forth in
           ------------------------
Section 7 shall terminate upon the first to occur of (i) the closing of the Company's first public offering at a price per share in excess of eleven dollars ($11.00) per share of Common Stock (as shares are presently constituted) with aggregate proceeds in excess of seventeen million dollars ($17,000,000) or (ii) the tenth anniversary of the Closing Date.


                                   SECTION 8

                               Certain Covenants
                               -----------------

     8.1    First Negotiation Right.   The Company agrees that it shall not
            -----------------------
transfer, dispose of, sell, lease or license (exclusively or nonexclusively), any of the Rights (as defined below) or transfer or dispose of all or substantially all of the assets or voting securities of the Company (any of such transactions begin hereinafter referred to as a "Sale") until it complies in full with the provisions of this Section 8.1.

          (a) Prior to consummating a Sale, or if the Company determines to commence discussions with any party with respect to a proposed Sale or receives an unsolicited offer from a third party with respect to a proposed Sale, the Company shall promptly notify Johnson & Johnson Development Corporation ("J&J") of the proposed Sale and the principal terms thereof (but not the identity of the third party) and shall, before entering into any agreement with respect thereto, during a sixty (60) day period negotiate in good faith with J&J to provide J&J the opportunity to consummate a similar Sale, If at the end of such period the parties are unable to agree upon mutually acceptable terms thereof, the Company shall have the right to continue or enter into discussions with third parties, but may not enter into any agreement with respect hereto with a third party on terms more favorable to the third party or less favorable to the Company than those offered by or to J&J either during or after such period.

          (b) For purposes of this Section 8.1, all inventions, developments, patents, patent applications, know-how, other proprietary rights or products owned, developed or acquired by the Company after the date hereof that are or may be used or may have application in the field of implantable and semi-
implantable hearing aid devices shall be referred to as "Rights."   J&J's rights
under Section 8.1 shall not be assignable except to an affiliate of J&J and shall survive for a period of eighteen (18) months from the date of this Agreement or twelve (12) months from the effective date of the Company's registration statement relating to its initial public offering of equity securities, whichever first occurs. Notwithstanding the foregoing, J&J's rights under this Section 8.1 shall terminate in the event that J&J, either directly or through an affiliate, does not participate as an investor in the Company's next equity financing transaction (which may involve the issuance of Common Stock, Preferred Stock or other equity security).

           (c) This Section 8.1 terminates and supersedes any prior agreements or understandings between the Company and J&J with regard to a first negotiation right, including Section 8.1 from the Company's Series D Preferred Stock Purchase Agreement dated November 13, 1996.

     8.2   Observer Rights.   Any holder of more than 100,000 shares of Series D
           ---------------
Preferred Stock or an equivalent number of shares of Common Stock issued or issuable upon conversion of Series D Preferred Stock (subject to proportionate adjustment in the event of stock splits, dividends, combination and the like) shall be entitled to appoint one representative (an "Observer") to attend meetings of the Board of Directors of the Corporation. Notwithstanding the foregoing, the Company's board of directors may request the Observer to leave meetings of the board of directors when, in the reasonable judgment of the board, such recusal is necessary or appropriate because the matters to be discussed are of a competitive or confidential nature or relate to the relationship of the Company with J&J and/or one or more of its affiliates.

     8.3   Publicity  The Corporation shall not originate any publicity, news
           ---------
release, or other announcement, written or oral, relating to this Agreement, or the performance hereunder or the existence of an arrangement between the parties, without the prior written approval of a majority in interest of the Investors. Notwithstanding the foregoing, the Company may make such disclosures as are necessary to comply with applicable laws, including without limitation the Securities Act of 1933, the Securities Exchange Act of 1934 and the rules and regulations thereunder.


                                   SECTION 9

                                 Miscellaneous
                                 -------------

     9.1   Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of California without regard to that body of law known as Conflict of Laws.

     9.2   Survival.  The representations, warranties, covenants and agreements
           --------
made by the parties herein shall survive any investigation made by any Investor or the Company and shall survive the closing of the transactions contemplated hereby.

     9.3   Successors and Assigns.  Except as otherwise provided herein, the
           ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     9.4   Entire Agreement; Amendment.  This Agreement and the other documents
           ---------------------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority in interest of (i) the outstanding Shares and
(ii) any outstanding shares of Underlying Stock that have not been sold to the public (collectively determined on an as if converted basis). Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or for which such, securities have been exercised), each future holder of all such securities, and the Company.

     9.5   Effect of Amendment or Waiver.  Each Investor acknowledges that, by
           -----------------------------
the operation of Section 9.4 hereof, the holders of a majority in interest of the outstanding Shares and outstanding shares of Underlying Stock (determined on an as if converted basis) that have not been sold to the public will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.

     9.6   Rights of Investors.  Each holder of the Shares, or the Underlying
           -------------------
Stock shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or its ownership of the Shares or the Underlying Stock, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of the Shares or the Underlying Stock with respect to exercising or refraining from exercising any such right or rights.

     9.7   Exculpation Among Investors.  Each Investor acknowledges that it is
           ---------------------------
not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling person, officers, directors, partners, agents, or employees of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.

     9.8   Notices, etc.  All notices and other communications required or
           ------------
permitted hereunder shall be in writing and shall be effective five days after mailed by first-class, registered, or certified mail, postage prepaid, or upon delivery if delivered by hand or by messenger or a courier delivery service, addressed (a) if to an Investor, at such Investor's address set forth in the Schedule of Investors, or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to any other holder of any Shares or Underlying Stock, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares or Underlying Stock who has so furnished an address to the Company, or (c) if to the Company, at the address set forth below the

Company's name on the signature page to this Agreement or at such other address as the Company shall have furnished to each Investor and each such other holder in writing.

     9.9  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     9.10 California Corporate Securities Law.  THE SALE OF THE SECURITIES
          -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

     9.11 Expenses.  The Company and each Investor shall bear its own expenses
          --------
and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

     9.12 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     9.13 Severability.  In the case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The foregoing Series D Preferred Stock Purchase Agreement is hereby executed as of the date first above written.


COMPANY:

SYMPHONIX DEVICES, INC.


/s/ Harry S. Robbins
----------------------------------
Harry S. Robbins
Chairman, President and CEO


SYMPHONOX DEVICES, INC.
Series D Preferred Stock Purchase Agreement

                                   INVESTORS:

                                   CORAL PARTNERS IV, LIMITED
                                   PARTNERSHIP

                                   By: Coral Management Partners IV
                                   Limited Partnership, Its General Partner

                                   /s/ Peter H. McNerney
                                   -----------------------------------------
                                   Peter H. McNerney, General Partner



                                   MAYFIELD VII
                                   A CALIFORNIA LIMITED PARTNERSHIP

                                   BY MAYFIELD VII MANAGEMENT
                                   A CALIFORNIA LIMITED PARTNERSHIP

                                        /s/ Michael J. Levinthal
                                   By:______________________________________

                                           General Partner
                                   Title:___________________________________


                                   MAYFIELD ASSOCIATES FUND II
                                   A CALIFORNIA LIMITED PARTNERSHIP

                                        /s/ Michael J. Levinthal
                                   By:______________________________________

                                           General Partner
                                   Title:___________________________________


                                   SIERRA VENTURES IV, L.P.,
                                   A CALIFORNIA LIMITED PARTNERSHIP
                                   BY SV ASSOCIATES IV, L.P.,
                                   A CALIFORNIA LIMITED PARTNERSHIP,
                                   ITS GENERAL PARTNER

                                          /s/Petri Vainio
                                   By:______________________________________
                                          Petri Vainio, General Partner



SYMPHONOX DEVICES, INC.
Series D Preferred Stock Purchase Agreement

                                   SIERRA VENTURES IV
                                   INTERNATIONAL, L.P.,
                                   A DELAWARE LIMITED PARTNERSHIP
                                   BY SV ASSOCIATES IV, L.P.
                                   A CALIFORNIA LIMITED
                                   PARTNERESHIP, ITS GENERAL PARTNER

                                   By:\s\ Petri Vainio
                                       -------------------------------------
                                          Petri Vainio, General Partner



                                   BRINSON VENTURE CAPITAL FUND
                                   III, L.P

                                   By: \s\ Terry Gould
                                        ------------------------------------
                                           Terry Gould, Partner



                                   BRINSON TRUST COMPANY AS
                                   TRUSTEES OF THE BRINSON MAP
                                   VENTURE CAPITAL FUND III

                                   By:\s\ Terry Gould
                                       -------------------------------------
                                          Terry Gould, Assistant Trust Officer
                                          Brinson Trust Company


                                   BRENDAN JOSEPH CASSIN AND ISABEL B.
                                   CASSIN, TRUSTEES OF THE CASSIN
                                   FAMILY TRUST U/D/T DATED JANUARY 31,
                                   1996

                                   \s\ B. J. Cassin
                                   -----------------------------------------
                                    B. J. Cassin, Trustee


SYMPHONOX DEVICES, INC.
Series D Preferred Stock Purchase Agreement

                                   JOHNSON & JOHNSON
                                   DEVELOPMENT CORPORATION


                                   By: /s/ Thomas M. Gorrie
                                       -------------------------------------

                                   Title:  Vice President
                                          ----------------------------------


SYMPHONOX DEVICES, INC.
Series D Preferred Stock Purchase Agreement